Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Report”) of GS Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission, we, Stephen E. Wessel, President and Chief Executive Officer, and Stephen F. Theriot, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen E. Wessel	/s/ Stephen F. Theriot
Stephen E. Wessel President and Chief Executive Officer (Principal Executive Officer)	Stephen F. Theriot Principal Financial Officer (Principal Financial and Accounting Officer)

November 14, 2008

Note:    A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to GS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.